Regions Financial Corporation

FORWARD-LOOKING STATEMENT The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. You should not place undue reliance on these statements as the forward-looking statements are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements. Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the South in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) the existence or exacerbation of general geopolitical instability and uncertainty, including the threat or occurrence of acts of terror or the occurrence or escalation of hostilities; (e) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (f) possible changes in consumer and business spending and saving habits and in employment levels could have an effect on our ability to grow our assets and to attract deposits. Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience.

REGIONS FINANCIAL CORPORATION $48.8 billion in assets at September 30, 2003 685 banking offices in 9 states 146 brokerage offices in 15 states and Canada Insurance relationships throughout U.S. $2.8 billion in mortgage production during the third quarter Serving 2 million households 15,969 employees Approximately $8 billion in market cap

2000-2002 2002-2007 2007 0.019 0.048 31.3 0.029 0.072 34.6 31.6 North 45.9 46.9 45 43.9 MARKET FOCUS POPULATION GROWTH Based on data produced by Claritas, Inc. (Regions Footprint includes the states of Alabama, Arkansas, Florida, Georgia, Louisiana, North Carolina, South Carolina, Tennessee and Texas.) % CHANGE IN POPULATION (projected) = United States = Regions Footprint

BANKS POSITIONED FOR GROWTH Realignment of banking units Completed product simplification Streamlined credit processes Focused emphasis on corporate banking Named #1 in the nation in friendliness to small business by the U.S. Small Business Administration

QUALITY OF SERVICE GROUP 1999 2000 2001 2002 3Q03 Deposit Operations Regions Call Center Regions Solutions Center Loan Operations Technology System Availability Technology Service Standards Collection and Recovery RMI HR on Call ATM Uptime E-Commerce

2003 SALES FOCUS CHAIRMAN'S CLUB / CHART-THE-COURSE Outbound Calls 733,003 1,000,150 36.4% Completed Profiles 266,410 468,920 76.0% Relationship Bank Referrals 272,859 406,378 48.9% Teller Referrals 490,540 960,642 95.8% YTD 3Q02 YTD 3Q03 % Change * As of 9/30/03 there are 139 branches on track to become Chairman's Club Winners in 2003. 2000 2001 2002 2003* Chairman's Club Winners 16 40 95 139

3Q02 4Q02 1Q03 2Q03 3Q03 Regions 1078 1124 1225 1431 1612 49% EQUITY ASSETLINE

E-BANKING Online strategy which supports corporate strategy Consumer on-line banking 56,000 new online bank customers in 2003 Deposit gathering strategy for new markets Improved retention of MainSail customers with free bill pay Small business on-line banking 29% increase in new online bank customers in 2003 Small business-friendly products Initiatives underway Single sign-on for Regions Bank and Morgan Keegan customers RMK Investment Center RMK Banking Center Insurance site Support of sales initiatives Tripled online Equity AssetLine Sales in 2003

REGIONS FINANCIAL CORPORATION CALL CENTER 3 million customer contacts per month Mortgage cross-sell initiative 2x2x2 Retention Program Loans By Phone sales initiative - nearly 300% increase in loans booked YTD 2003 compared to FY 2002 60,000 new product sales over last 12 months

1Q01 3Q02 3Q03 Banking 85.1 90.3 96.6 Investment Banking/Brokerage/Trust 25.3 138.9 158.4 Mortgage Banking 28.1 57.1 73.7 Insurance 8.5 17.7 19 48.5% 44.4% 29.7% FEE INCOME AS PERCENTAGE OF TOTAL REVENUES Excludes securities gains = Banking = Mortgage Banking = Investment Banking/Brokerage/Trust = Insurance

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20 38 23 14 5 20 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 7.5 27.7 38.6 8.3 18 MORGAN KEEGAN ADAPTING TO MARKET CONDITIONS 1st Qtr 2nd Qtr 12 39 28 17 4 12 30.6 38.6 34.6 31.6 45.9 46.9 45 43.9 FYE 7/31/93 FYE 7/31/98 YTD 9/30/03 = Dividends, Interest and Other = Private Client = Fixed Income Capital Markets = Equity Capital Markets = Investment Advisory and Trust

YTD 9/30/00 YTD 9/30/01 YTD 9/30/02 YTD 9/30/03 2002 9/30/2003 3Q02 4Q02 1Q03 2Q03 Private Client Revenue 180.2 177.1 129.3 144.7 44.4 53.6 0.7 0.7 0.71 0.73 MORGAN KEEGAN RETAIL OPERATIONS PRIVATE CLIENT REVENUE ($ IN MILLIONS) $129.3 $144.7

Municipal Corporate Gov't MBS Other 55.1 39.2 79.9 49.8 11.7 MORGAN KEEGAN FIXED INCOME REVENUES = Municipal = Corporate = Government Agency = MBS = Other

1999 3/31/2002 9/30/2002 3/31/2003 9/30/2003 All Other 179 32.5 31.1 33 37.4 32.5 28.1 29.2 32.3 MORGAN KEEGAN CUSTOMER ASSETS Total Customer Assets Asset Value at Market Rate Market rate = 60% S&P 500 / 40% Lehman Aggregate Bond Index

REGIONS FINANCIAL CORPORATION MORTGAGE OPERATIONS Regions Mortgage Conforming loans Servicing operations EquiFirst Non-conforming loans Sold on a whole loan basis at a premium, servicing released Regions Funding Warehouse lender

2001 2002 YTD 9/30/03 Gain on Sale of Mortgage Loans 22.9 87.4 135.2 Servicing Fees 70.9 72.1 76.2 Origination Fees 26.1 31.5 42.7 MORTGAGE-RELATED REVENUES = Servicing Fees = Gain on Sale of Mortgage Loans = Origination Fees Annualized

Regions Mortgage EquiFirst Regions Mortgage EquiFirst YTD 3Q03 17266 83858 17266 83858 MORTGAGE OPERATIONS YEAR-TO-DATE THIRD QUARTER 2003 Gain On Sale Of Mortgage Loans = Regions Mortgage = EquiFirst

FINANCIAL PERFORMANCE

(PER SHARE) 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 0.6 0.62 0.65 0.66 0.66 0.67 0.7 0.7 0.71 0.73 0.73 EARNINGS PER DILUTED SHARE* *Adjusted for effect of FAS 142 and one time non-recurring charges in 2Q01

1999 2000 2001 2002 9/30/2003 East 0.0168 0.0149 0.0151 0.012 0.0094 PAST DUE LOANS > 30 DAYS AS A PERCENTAGE OF OUTSTANDING LOANS

2001 2002 9/30/2003 37986 East 1.32 1.04 0.89 CLASSIFIED LOANS $0.9 $1.3

12/31/2000 12/31/2001 12/31/2002 YTD 9/30/03 East 0.012 0.0136 0.0141 0.0144 LOAN LOSS RESERVE AS A PERCENTAGE OF LOANS

NET LOAN LOSSES AT REGIONS HISTORICALLY BELOW INDUSTRY 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 1Q03 2Q03 3Q03 Regions 0.0044 0.0035 0.0028 0.0019 0.0017 0.0013 0.0015 0.0025 0.0028 0.0037 0.0031 0.0041 0.0036 0.0025 0.0029 0.0039 Industry* 0.0143 0.0159 0.0127 0.0085 0.005 0.0049 0.0058 0.0064 0.0067 0.0061 0.0067 0.0094 0.0097 0.0096 0.00935 * FDIC-insured commercial banks

REGIONS FINANCIAL CORPORATION BALANCE SHEET FOCUS Balance sheet used to support customer business Securities portfolio used for managing interest-rate sensitivity Securities as a percentage of total assets are approximately 18% Deposit mix has changed to favor low-cost deposits Capital management focus

CAPITAL MANAGEMENT FOCUS Use of quadrant strategy to manage capital allocation decisions Incentive compensation for bank management is tied to return on risk-adjusted capital Refining tools to measure risk-adjusted return at the customer level Focus on customer and product profitability Board authorization to repurchase up to 12.6MM shares of common stock Increase in quarterly cash dividend to $0.32/share

* 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 0.037 0.075 0.081 0.085 0.089 0.095 0.111 0.134 0.143 0.159 0.173 0.191 0.205 0.227 0.255 0.291 0.345 0.364 0.382 0.418 0.436 0.455 0.52 0.6 0.66 0.7 0.8 0.92 1 1.08 1.12 1.16 1.24 32 Consecutive Years Of Increased Dividends * Indicated OUTSTANDING DIVIDEND RECORD

Peers* Alabama-Based Peers** Regions 9/30/2003 3Q02 4Q02 1Q03 2Q03 Peers* 13.3 12.9 11.9 53.6 0.7 0.7 0.71 0.73 Regions 11.9 REGIONS TRADES AT A DISCOUNT TO PEERS As of September 30, 2003 *Peers include publicly traded commercial banks with market caps between $5.0 and $35.0 billion. **Alabama-Based Peers include ASO, CBSS, and SOTR.

REGIONS FINANCIAL CORPORATION... A diversified provider of financial services products Operating in strong markets and communities across the South With a long history of consistent performance for shareholders

Regions Financial Corporation